                                                                  Exhibit 10.115

                  JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT
                  -------------------------------------------


          JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT dated as of March 25, 1998 by and between Paul Ramsay Holdings Pty. Limited, an Australian corporation (the "Purchaser"), and Ramsay Health Care, Inc., a Delaware corporation (the "Seller" or "RHCI").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Seller desires to issue its Junior Subordinated Promissory Note due September 30, 2006 (the "Note") in the aggregate principal amount of $5,000,000 plus Capitalized Interest (as defined in the Note);

          WHEREAS, the Purchaser is willing, on the terms and conditions set forth herein, to purchase such Note; and

          WHEREAS, the proceeds of the Note will be used in the manner set forth in Section 1.06 below.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:
                                   SECTION I.

                         PURCHASE AND SALE OF THE NOTE
                         -----------------------------

          1.01 Purchase and Sale of the Note.  Subject to the terms and
               -----------------------------
conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Seller does hereby issue and convey to the Purchaser on the Closing Date, and the Purchaser hereby acquires and accepts from the Seller on the Closing Date, the Note.

          1.02 Commitment.  Subject to and upon the terms and conditions herein
               ----------
set forth, the Purchaser agrees to make a loan or loans (each, a "Loan" and, collectively, the "Loans") to the Seller, which Loans shall be drawn under the Initial Closing Facility (as defined below) and the Subsequent Loan Facility (as defined below), as set forth below:

          (a) Loans under the Initial Closing Facility (the "Initial Closing Facility") shall be made pursuant to a single drawing on the Closing Date (as defined below),
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                                                                               2

     in an aggregate principal amount equal to $1,475,000. Once repaid, Loans borrowed under the Initial Closing Facility may not be reborrowed.

          (b) Loans under the Subsequent Loan Facility (the "Subsequent Loan Facility") (i) shall be made at any time and from time to time on or after the Closing Date and prior to the Maturity Date (as defined below), (ii) may be repaid prior to the Maturity Date, but may not be reborrowed and
     (iii) shall not exceed (giving effect to any incurrence thereof and the use of the proceeds of such incurrence) an aggregate principal amount which, when combined with the Initial Closing Facility, equals $5,000,000.

          1.03 Notice of Borrowing. (a)   Whenever the Seller desires to incur
               -------------------
the initial Loan under the Initial Closing Facility or additional Loans under the Subsequent Loan Facility (each a "Borrowing"), it shall give the Purchaser at its address set forth in Section 5.01 hereof, prior to 10:00 A.M. (New York time), two (2) Business Days prior written notice with respect to the Initial Closing Facility and at least five (5) Business Days' prior written notice in the case of the Subsequent Loan Facility, which written notice may be by confirmed facsimile or telephonic notice promptly confirmed in writing, of each Borrowing to be made hereunder. Each such notice (each, a "Notice of Borrowing") shall be irrevocable and shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing and (ii) the date of Borrowing (which shall be a Business Day). The date that the initial Loan under the Initial Closing Facility is made is herein referred to as the "Closing Date".

          (b) Without in any way limiting the obligation of the Seller to confirm in writing any telephonic notice permitted to be given hereunder, the Purchaser may, prior to receipt of written confirmation, act without liability upon the basis of such telephonic notice believed by the Purchaser in good faith to be from an authorized officer of the Seller. In each such case, the Seller hereby waives the right to dispute the Purchaser's record of the terms of such telephonic notice, unless such record reflects gross negligence or willful misconduct on the part of the Purchaser.

          1.04 Disbursement of Funds.  (a)  No later than 1:00 P.M. (New York
               ---------------------
time) on the date specified in each Notice of Borrowing, the Purchaser will make available the amount of such Loan requested to be made on such date in the manner provided below.  All such amounts shall be made
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                                                                               3

available to the Seller in United States Dollars and immediately available funds. For purposes hereof, "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks generally are required or permitted to be closed in the State of New York.

          1.05 Note.  (a)  The Seller's obligation to pay the principal of, and
               ----
interest on, the Loans made by the Purchaser shall be evidenced by the Note, substantially in the form of Exhibit A.

          (b) The Note issued to the Purchaser shall (i) be executed by the Seller, (ii) be payable to the order of the Purchaser and be dated the date hereof, (iii) be in a stated principal amount equal to $5,000,000 plus Capitalized Interest, (iv) mature on September 30, 2006 (the "Maturity Date") and (v) bear interest as provided in Section 2 of the Note from the Closing Date until the principal plus Capitalized Interest shall have been paid in full, and
(vi) be entitled to the benefits of this Agreement.

          (c) The Seller's obligation hereunder and under the Note shall be evidenced by this Agreement and the Note. The records of the Purchaser shall be prima facie evidence of each Loan, the interest accrued thereon and all payments
----- -----
made with respect thereto, absent manifest error.

          1.06 Use of Proceeds. The proceeds from the sale of the Note shall be
               ---------------
used by the Seller (i) for the payment of the purchase price, costs and expenses of the transactions contemplated by the Agreement of Purchase and Sale dated as of January 30, 1998 by and between Crescent Real Estate Funding VII, L.P. and Ramsay Youth Services of Alabama, Inc., a Delaware corporation (the "Dothan Agreement"), (ii) for the payment of the purchase price, costs and expenses of the transactions contemplated by the Real Estate Purchase and Sale Agreement dated as of March 6, 1998 by and between BHC Properties, Inc. and Ramsay Youth Services of Florida, Inc., a Delaware corporation (the "Palm Bay Agreement") and
(iii) for working capital and other general corporate purposes with respect to the business and operations of the facilities being purchased by the Youth Services Subsidiaries pursuant to the Dothan Agreement and the Palm Bay Agreement.

          1.07 Voluntary and Mandatory Prepayments.  (a) Subject to Section 4
               -----------------------------------
hereof, the Seller shall have the right to prepay Loans made pursuant to the Initial Closing Facility and the Subsequent Loan Facility in whole or in part, without premium or penalty, at any time and from time to time.
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                                                                               4

          (b) The entire outstanding principal amount of the Note, together with accrued and unpaid interest thereon, must be prepaid in full by the Seller prior to the Maturity Date (A) on the date which is the later to occur of the date upon which (x) all commitments by the Senior Lenders (as defined in Section 4 of this Agreement) to make any additional loans or advances, or to issue any letters of credit, to the Seller under the Senior Credit Agreement and the Bridge Note Purchase Agreement are terminated and (y) the Senior Indebtedness (as defined in Section 4 of this Agreement) is repaid in full in cash (solely from the proceeds of the sale of assets but not from the proceeds derived from any refinancing of the Senior Indebtedness) or (B) in the event that and solely to the extent and on such terms and conditions that the Senior Lenders consent to any such prepayment.

          1.08 Method and Place of Payment.  Except as otherwise specifically
               ---------------------------
provided herein, all payments under this Agreement shall be made to the Purchaser as directed by the Purchaser, in writing, to the Seller not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America by bank wire transfer to an account designated by the Purchaser. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.


                                  SECTION II.

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  --------------------------------------------

          The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the date of each Loan, that:

          2.01 Organization; Good Standing.  The Seller is a corporation duly
               ---------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.
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                                                                               5

          2.02  Authority.  The Seller has full corporate power and authority to
                ---------
execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Seller, the performance by it of its covenants and agreements hereunder and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          2.03 No Legal Bar; Conflicts.  Neither the execution and delivery of
               -----------------------
this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of the Seller or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Seller is a party or by which the Seller or any of its assets is bound.

          2.04 Authorization of the Note.  The Note being purchased by the
               -------------------------
Purchaser hereunder has been duly and validly authorized, on the terms and subject to the conditions set forth herein and the Note.

                                  SECTION III.

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASER
                               ------------------

          The Purchaser hereby represents and warrants to the Seller, as of the date hereof, that:

          3.01 Authority.  It has full corporate power and authority to execute
               ---------
and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by it, the performance by it of its covenants and agreements hereunder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          3.02 No Legal Bar; Conflicts.  Neither the execution and delivery of
               -----------------------
this Agreement, nor the consummation of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which it is a party or by which it or any of its assets is bound.

          3.03 Investment in the Seller.
               ------------------------

               (i) It understands that the Seller proposes to issue and deliver to the Purchaser the Note pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose the Seller will rely upon its representations and warranties contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.
               (ii) It understands that, under existing rules of the Securities and Exchange Commission (the "SEC"), the Purchaser may be unable to sell the Note except to the extent that the Note may be sold (i) pursuant to an effective registration statement covering such sale pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

               (iii) It is not relying on the Seller respecting the financial, tax and other economic considerations of an investment in the Note, and it has relied on the advice of, or has consulted with, only its own advisors.
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                                                                               7

          (iv) It is familiar with the provisions of Rule 144 and the limitations upon the availability and applicability of such rule.

          (v) It is a sophisticated investor familiar with the type of risks inherent in the acquisition of restricted securities such as the Note and its financial position is such that it can afford to retain the Note for an indefinite period of time without realizing any direct or indirect cash return on its investment.

          (vi) It has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the issuance of the Note to the Purchaser and to evaluate the merits and risks of an investment in the Note and to make an informed investment decision with respect thereto.

          (vii) The Purchaser is purchasing the Note as an investment for its sole account, and without any present view towards the resale or other distribution thereof.


                                  SECTION IV.

                            SUBORDINATION PROVISIONS
                            ------------------------


          4.01  Subordination.  Notwithstanding any other provision of this
                -------------
Agreement or the Note to the contrary, the Purchaser covenants and agrees, and each subsequent holder of a Note by its acceptance thereof, shall be deemed to have covenanted and agreed, that the payment and performance of all Subordinated Obligations shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness. The provisions of this Section 4 shall constitute a
                                                 ---------
continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and each holder of Senior Indebtedness shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions of this Section 4.
                            ----------

          4.02  Subordination Upon Default in Senior Indebtedness.  Until the
                -------------------------------------------------
Senior Indebtedness has been paid in full in cash, no direct or indirect payment or prepayment (by set-off or otherwise), whether in cash, securities or other property or in any other manner, shall be made or agreed to be made on account of the Subordinated

Obligations, or in respect of any redemption, retirement, purchase or other acquisition by Seller of the Subordinated Obligations; provided, however, that
                                                       --------  -------
Seller shall pay interest on the Notes (i) in cash at any time after March 31, 1999 if Seller complies with the requirements set forth in clauses (i) through
(iv) of Section 6.15(e) of the Senior Credit Agreement as in effect on the date hereof and so long as no Senior Default has occurred and is continuing and (ii) otherwise in kind. The provisions of this Section 4.02 shall not modify or
                                           ------------
limit in any way the application of Section 4.03.
                                    ------------

          4.03  Subordination Upon Bankruptcy, Etc.
                ----------------------------------

          (a) In the event of (x) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Seller or to its creditors, as such, or to its assets, (y) any liquidation, dissolution or other winding up of the Seller, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (z) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Seller (each, an "Insolvency Proceeding"),
                                                     ---------------------
     then and in any such event:

               (1) Upon any payment or distribution of assets of the Seller to creditors of the Seller, the Senior Lenders shall be entitled to receive payment in full in cash of all obligations with respect to the Senior Indebtedness before any holder of any Note shall be entitled to receive any payment in respect of the Subordinated Obligations.

               (2) Until all Senior Indebtedness is paid in full in cash, any distribution to which any holder of any Note would be entitled but for this
     Section 4 shall be made to the Senior Lenders, as their interests may
     ---------
     appear.

               (3) For purposes of this Section 4, a distribution may consist of
                                        ---------
     cash, securities or other property, by set-off or otherwise.

               (4) Upon any distribution of assets of the Seller, the holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such Insolvency Proceeding is pending, or a certificate of the liquidating trustee, the Senior Agent or other Person making any distribution to such holders, for the purpose of ascertaining the Persons entitled to participate in such distribution (subject in all events in the case of the holders of the Notes to the provisions of this
     Section 4.03), the holders of the Senior Indebtedness, the amount thereof
     ------------
     or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.
                                                  ---------

          (b) If any holder of Subordinated Obligations does not file a proper claim or proof of debt as shall be necessary in order to have the claims of such holder allowed in any Insolvency Proceeding commenced by or against the Seller or involving the Seller's assets, in the form required in such Insolvency Proceeding, at least 10 days prior to the expiration of the time to file such claim or proof of debt, the Senior Credit Agreement Lenders (or the Senior Agent on their behalf) are hereby irrevocably authorized and shall have the right (but not the obligation) to file an appropriate claim or proof of debt in such Insolvency Proceeding for and on behalf of such holder of Subordinated Obligations, and if the Senior Credit Agreement Lenders and the Senior Agent elect not to exercise such right, the Bridge Note Holders may do so. The holders of Subordinated Obligations shall retain all rights to vote and otherwise act in any Insolvency Proceeding in their capacity as such holders (including the right to vote to accept or reject any Plan) to the extent provided by applicable law, except that such holders shall not be empowered to vote in any such Insolvency Proceeding with respect to any Plan that contains provisions that are inconsistent with the priority of the Senior Indebtedness over the Subordinated Obligations.

          4.04 Standstill.  Until the Senior Indebtedness has been paid in full
               ----------
in cash, the holders of the Notes agree not to (i) secure, demand or sue for any payment or distribution in respect of the Subordinated Obligations, (ii) commence, or join with any other creditor in commencing, any Insolvency Proceeding, or (iii) declare any amount of the Subordinated Obligations to be due and payable or exercise any other remedy in respect of the Subordinated Obligations; provided, however, that the restriction on declaring any amount of
             --------  -------
the Subordinated Obligations to be due and payable shall terminate automatically upon the earlier of (x) the commencement of an Insolvency Proceeding and (y) the acceleration of the Senior Indebtedness, and the holders shall not be prohibited from filing or making claims in any such Insolvency Proceeding.

          4.05 Payments and Distributions Received.  If any holder of a Note
               -----------------------------------
shall have received any payment from or distribution of assets of the Seller in respect of the Subordinated Obligations in contravention of the terms of this
Section 4 before all Senior Indebtedness is paid in full in cash, then and in
---------
such event such payment or distribution shall be received and held in trust for and shall be paid over or delivered to the holders of the Senior Indebtedness (pro rata on the basis of the respective amounts of such Senior Indebtedness
---------
held by them) remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

          4.06 Subrogation.  Upon the indefeasible payment and discharge in full
               -----------
of the Senior Indebtedness and the termination of all commitments by the Senior Lenders to make additional Senior Indebtedness available to the Seller, the holders of the Notes shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of cash, property or securities of the Seller applicable to Senior Indebtedness until the principal of, and interest on, the Subordinated Obligations shall be paid in full, and no payments or distributions (direct or indirect) to the Senior Lenders of cash, property or securities to which the holders of the Notes would be entitled except for the provisions herein shall, as among the Seller, its creditors (other than the Senior Lenders) and the holders of the Notes, be deemed to be a payment or distribution by the Seller to or on account of the Senior Indebtedness. In no event, however, shall any holders of the Notes have any rights or claims against the Senior Lenders for any impairment of any holder's subrogation rights that might result from any Senior Lender's or the Senior Agent's release of any lien upon any collateral securing the Senior Obligations, forgiveness, compromise, extension or discharge of any Senior Obligations, release of any the Seller or any guarantor, or vote to accept or reject any Plan.

          4.07 Relative Rights.  This Section 4 defines the relative rights of
               ---------------        ---------
the holders of the Notes and the Senior Lenders.  Nothing in this Section 4
                                                                  ---------
shall: (i) impair, as among the Seller and the holders of the Notes, the obligation of the Seller, which is absolute and unconditional, to pay principal of and interest (including any interest payable at the rate set forth in the second paragraph of Section 2 of the Notes) on the Notes and other items constituting Subordinated Obligations in accordance with their terms; (ii) affect the relative rights of the holders of the Notes and creditors of the Seller other than Senior Lenders; or (iii) prevent any holder of a Note from exercising its available remedies upon a default or Event of Default, subject to the rights, if any, under this Section 4 of Senior Lenders. The holders of the Notes
                ---------
acknowledge that the holders of the Senior Indebtedness and the holders of the Notes are entitled to exercise certain rights and powers with respect to the Seller from time to time, whether before or after the occurrence of a default, and the exercise of a similar power or right by one creditor may preclude the exercise of a similar power or right by one or more other creditors.

          4.08 Subordination May Not Be Impaired by the Seller.  No right of any
               -----------------------------------------------
holder of any Senior Indebtedness to enforce the subordination of the Subordinated Obligations shall be impaired by any failure to act by the Seller or such holder of Senior Indebtedness or by the failure of the Seller or such holder to comply herewith.

          4.09 Section Not to Prevent Events of Default.  The failure to make a
               ----------------------------------------
payment on account of principal of or interest on or other amounts constituting Subordinated Obligations by reason of any provision of this Section 4 shall not
                                                            ---------
be construed as preventing the occurrence of an Event of Default hereunder or a default or event of default under or in respect of the Notes or any other document or instrument evidencing any of the Subordinated Obligations.

          4.10 Holders of Subordinated Obligations Entitled to Assume Payments
               ---------------------------------------------------------------
Not Prohibited in Absence of Notice.
-----------------------------------

          (a) No holder of a Note shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until such holder shall have received written notice thereof at its principal office from the Seller or from any Senior Lender (or the Senior Agent on its behalf); and prior to the receipt of any such written notice each such holder shall be entitled to assume conclusively that no such facts exist.

          (b) Each holder of a Note shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Lender (or an agent on such Senior Lender's behalf) to establish that such notice has been given. In the event that such holder determines in good faith that further evidence is required with respect to the right of any holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
     Section 4, such holder may request such Person to furnish evidence to the
     ---------
     reasonable satisfaction of such holder as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section 4, and if such
                                                       ---------
     evidence is not furnished such holder may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          4.11 Amendments to Documents.
               -----------------------

          (a) The Senior Lenders, the Senior Agent and the Seller shall be authorized to amend any of the Senior Credit Documents to which they are a party in accordance with the terms thereof, and without prior notice to or the consent of any of the holders of the Subordinated Obligations.

          (b) Without the prior written consent of the required Senior Lenders, no provision of this Agreement or any Note shall be amended, modified or supplemented if the effect thereof would be to (i) increase the interest rate on the Notes; (ii) change the dates upon which payments of principal or interest are due on the Notes other than to extend such dates; (iii) change any default or event of default other than to delete or make less restrictive any default provision therein; (iv) change or add any covenant with respect thereto other than to make less restrictive any such covenant;
     (v) change the redemption or prepayment provisions thereof other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (vi) grant any security or collateral to secure payment thereof; or (vii) change or amend any other term if such change or amendment would materially increase the obligations of the Seller or confer additional material rights to the holders of the Notes in a manner adverse to the Seller, any of its Subsidiaries, the Senior Agent or any Senior Lender; provided, however, that nothing contained in this Section 4 or elsewhere in
     --------  -------                                 ---------
     this Agreement shall be construed to require the consent of the Senior Lenders to any waiver by the holders of the Notes of any default or Event of Default, or of any of the rights and remedies of the holders of the Notes hereunder.

          4.12  Waivers.  The Seller and the holders of the Notes each hereby
                -------
waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Senior Lenders (or the Senior Agent on their behalf). To the fullest extent permitted by applicable law, the Seller and the holders of the Notes each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness; the right to require the Senior Lenders to marshall any securities, or to enforce any lien that the Senior Lenders may now or hereafter have in any collateral securing the Senior Obligations or to pursue any claim it may have against any guarantor of the Senior Obligations, as a condition to the Senior Lenders' entitlement to receive any payment on account of the Senior Obligations; notice of the acceptance of this Agreement by the Senior Lenders; and notice of any loans, letters of credit, guaranties, or other credit made available to the Seller, extensions of time granted, amendments to the Senior Credit Agreement or the other Senior Credit Documents, or other action taken in reliance hereon. Without limiting the provisions of Section 4.11(a) hereof,
                                                     ---------------
each holder of a Note hereby consents and agrees that the Senior Lenders may, without in any manner impairing, releasing or otherwise affecting the subordination provided for in this Agreement or any of the Senior Lenders' rights hereunder and without prior notice to or the consent of any holder of a Note; release, renew, extend, compromise or postpone the time of payment of any of the Senior Indebtedness; substitute, exchange or release any or all of the collateral securing the Senior Obligations or decline or neglect to perfect the Senior Lenders' lien upon any of such collateral; add or release any Person primarily or secondarily liable from any of the Senior Indebtedness; amend or modify any of the Senior Credit Documents or waive any default or event of default under the Senior Credit Documents; and increase or decrease the amount of the Senior Indebtedness, the rates of interest, or the amount of any other charges payable in connection therewith.

          4.13 Agreement Not to Contest Liens.  In no event shall any holder of
               ------------------------------
any Note institute, or join as a party in the institution of, or assist in the prosecution of, any action, suit or proceeding seeking a determination that any of the liens granted to the Senior Agent for the benefit of the Senior Lenders under any of the Senior Credit Documents is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person.

          4.14  Reinstatement.  The provisions of this Section 4 shall continue
                -------------                          ---------
to be effective or reinstated, as the case may be, if at any time any payment of the Senior Indebtedness is rescinded or returned by the Senior Lenders or the Senior Agent upon the insolvency, bankruptcy or reorganization of the Seller or otherwise, all as though such payment had not been made.

          4.15 Definitions.  For purposes of this Section 4, the following terms
               -----------                        ---------
shall have the following meanings:

          "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended,
           ---------------
     and the rules promulgated thereunder.

          "Bridge Note Holders" shall mean all of the "Holders" that become
           -------------------
     registered holders of Bridge Notes from time to time pursuant to the terms of the Bridge Note Purchase Agreement.

          "Bridge Note Purchase Agreement" shall mean the Subordinated Note
           ------------------------------
     Purchase Agreement dated as of September 30, 1997 among Seller, as issuer, and GE Capital and Paul Ramsay Holdings Pty. Ltd., as purchasers, as amended, restated, refinanced, supplemented or otherwise modified from time to time.

          "Bridge Notes" shall mean the $17,500,000 in aggregate principal
           ------------
     amount of Seller's Increasing Rate Senior Subordinated Bridge Notes due September 30, 2005, issued and purchased pursuant to the Bridge Note Purchase Agreement, as amended, restated, refinanced, supplemented or otherwise modified from time to time.

          "Senior Agent" shall mean General Electric Capital Corporation, in its
           ------------
     capacity as Administrative Agent for the Senior Credit Agreement Lenders under the Senior Credit Agreement, and its successors in such capacity under the Senior Credit Agreement.

          "Senior Credit Agreement" shall mean that certain Credit Agreement,
           -----------------------
     dated as of September 30, 1997, by and among the Seller, the Senior Credit Agreement Lenders, the Senior Agent and GECC Capital Markets Group, Inc., as Syndication Agent, as amended, restated, refinanced, supplemented or otherwise modified from time to time.

          "Senior Credit Agreement Lenders" shall mean, collectively, General
           -------------------------------
     Electric Capital Corporation, The

     ING Capital Senior Secured High Income Fund, L.P. and all other parties that hereafter become parties to the Senior Credit Agreement as lenders.

          "Senior Credit Documents" shall mean and include (i) the Senior Credit
           -----------------------
     Agreement, the other "Loan Documents" (as defined in the Senior Credit Agreement), the Bridge Note Purchase Agreement, the other "Bridge Note Documents" (as defined in the Bridge Note Purchase Agreement), and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Senior Indebtedness and (ii) all renewals, extensions, substitutions, refundings, refinancings, restructurings or replacements thereof (including all successive renewals, extensions, substitutions, refundings, refinancings, restructurings or replacements of any Senior Credit Documents, whether or not with the same lenders or holders, and whether or not with the same entity as the Seller so long as such borrower is a successor or assign of the Seller).

          "Senior Default" shall mean any default under any Senior Indebtedness
           --------------
     that permits any of the Senior Lenders or the Senior Agent to accelerate the maturity of the Senior Indebtedness or that has been the basis for the acceleration of the maturity of the Senior Indebtedness.

          "Senior Indebtedness" shall mean (i) all Senior Obligations now or
           -------------------
     hereafter existing under or with respect to any of the Senior Credit Documents, whether such Senior Obligations are now or hereafter existing and however and whenever made or incurred, and whether direct or indirect, absolute or contingent, due or to become due, or secured or unsecured, including all principal, interest and premium on, and all other amounts payable in respect of, any of such Senior Obligations, and all commitment or other fees, indemnity amounts, reimbursement obligations and other amounts owed by the Seller or any of its Subsidiaries to the Senior Lenders thereunder, (ii) any and all loans now or hereafter made or other credit extended by the Senior Lenders to the Seller, including, without limitation, during the pendency of any Insolvency Proceeding of the Seller,
     (iii) all interest at any time accrued with respect to the foregoing (including any interest that accrues during the pendency of any bankruptcy case of the Seller, whether or not the Senior Lenders are authorized by
     Section 506 of the Bankruptcy Code to collect such interest from the Seller), and (iv) all reasonable costs and expenses incurred by the Senior Agent or the Senior Lenders in connection with its or their enforcement of any rights or remedies under the Senior Credit Documents, the collection of any of the Senior Indebtedness or the protection of, or realization upon, any collateral securing the Senior Obligations after the occurrence and during the continuance of an "Event of Default" (as defined in the Senior Credit Agreement or in the Bridge Note Purchase Agreement), including, without limitation, attorneys' fees, court costs, appraisal and consulting fees, auctioneer's fees, rent, storage, insurance premiums and like items and whether or not such amounts are allowed as a claim against the Seller under the Bankruptcy Code, in each case to the extent that the Seller is now or hereafter becomes liable to pay any such amounts to the Senior Lenders or the Senior Agent in connection with any of the foregoing items (i)-(iii) under any agreement or by applicable law.

          "Senior Lenders" shall mean, collectively, (i) all Senior Credit
           --------------
     Agreement Lenders from time to time, (ii) all Bridge Note Holders and (iii) all other parties hereafter holding Senior Obligations.

          "Senior Obligations" shall mean, collectively, (i) all "Obligations"
           ------------------
     (as defined in the Senior Credit Agreement) now or hereafter existing under or with respect to any of the "Loan Documents" (as defined in the Senior Credit Agreement), (ii) all "Bridge Note Obligations" (as defined in the Bridge Note Purchase Agreement) now or hereafter existing under or with respect to any of the "Bridge Note Documents" (as defined in the Bridge Note Purchase Agreement) and (iii) all other indebtedness and obligations refinancing or replacing Senior Obligations.

          "Subordinated Obligations" shall mean of all obligations of the Seller
           ------------------------
     (monetary or otherwise) arising under or in connection with this Agreement and the Notes (including without limitation all principal and interest).

                                   SECTION V.

                                 MISCELLANEOUS
                                 -------------

          5.01  Notices.  All notices, requests or instructions hereunder shall
                -------
be in writing and delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, as follows:

               (1)  if to the Purchaser:

                    154 Pacific Highway, 9th Floor
                    St. Leonards NSW 2065
                    Australia
                    Attention:  Secretary

                    Telecopy:  011-612-94-333-462

               (2)  if to the Seller:

                    Columbus Center
                    One Alhambra Plaza,
                    Suite 750
                    Coral Gables, Florida 33134
                    Attention:  President

                    Telecopy No.:  (305) 569-4647

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered or delivered by telecopy, and five days after the date of mailing, if mailed.

          5.02 Events of Default. The occurrence of any one or more of the
               -----------------
following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

          (a) Bankruptcy.  (i) RHCI or any of its wholly-owned subsidiaries
              ----------
     shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or partnership action to authorize any of the foregoing; or (ii) an involuntary case or other proceeding shall be commenced against RHCI or any of its wholly-owned subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against RHCI or any of its wholly-owned subsidiaries under the federal bankruptcy laws as now or hereafter in effect;

          (b) Failure to Pay.  The Seller shall fail to pay any amount owing
              --------------
     hereunder when due and such failure shall continue for a period of five (5) business days after receipt of written notice thereof from the Purchaser;

          (c) Representations.  Any representation, warranty or statement made
              ---------------
     by any party herein or in the Note or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which it was made or deemed made;

provided, however, that upon the occurrence of any Event of Default described in
--------  -------
clause (a) above, the entire unpaid balance hereof and the obligations evidenced hereby shall automatically become due and payable without any declaration or other action being made or taken by the Purchaser.

          5.03 Taxes.  The Purchaser is not a United States person (as such term
               -----
is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) for U.S. Federal income tax purposes and agrees to deliver to the Seller on or prior to the Closing Date two accurate and complete original signed copies of (i) Internal Revenue Service Form W-8 (or successor form) certifying that the Purchaser is not a United States person, and (ii) Internal Revenue Service Form 1001 (or any successor form) certifying that the Purchaser is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest, and
(iii) any other form or certificate required by any taxing authority certifying that the Purchaser is entitled to an exemption from or reduced rate of tax on payments pursuant to this Agreement. In addition, the Purchaser agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Seller two new accurate and complete original signed copies of Internal

Revenue Service Form W-8, Internal Revenue Service Form 1001 (or any successor form), or such other forms as may be required in order to confirm or establish the entitlement of the Purchaser to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and the Note, or it shall immediately notify the Seller of its inability to deliver any such Form in which case the Purchaser shall not be required to deliver any such Form.

          5.04 Survival of Representations.  Each representation, warranty,
               ---------------------------
covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.

          5.05 Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

          5.06 Assignment.  This Agreement shall not be assignable by the
               ----------
parties hereto except pursuant to a writing executed by each of the parties hereto; provided that the Purchaser may assign all (but not less than all) of its rights hereunder to any affiliate of the Purchaser which agrees to be bound by all of the obligations of the Purchaser hereunder or to any lender in connection with any financing transaction entered into by the Purchaser or any of its affiliates.

          5.07 Invalidity, Etc.  If any provision of this Agreement, or the
               ----------------
application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

          5.08 Expenses.  The Seller shall pay and be responsible for all
               --------
expenses of each of the parties hereto in connection with the negotiation, execution and delivery of this Agreement and the Note and the transactions contemplated hereby and thereby and the enforcement of the Purchaser's rights hereunder and thereunder.

          5.09 Headings.  The headings of this Agreement are for convenience of
               --------
reference only and are not part of the substance of this Agreement.

          5.10  Binding Effect.  This Agreement shall be binding upon and inure
                --------------
to the benefit of the parties hereto and their respective successors and assigns.

          5.11 Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York applicable in the case of agreements made and to be performed entirely within such State.

          5.12 Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          5.13 Third Party Beneficiary.  This Agreement shall not create any
               -----------------------
rights in favor of any person not a party hereto.


                       *               *                *

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                         PAUL RAMSAY HOLDINGS PTY. LIMITED


                         By: /s/ Peter J. Evans
                             ---------------------------
                           Name:  Peter J. Evans
                           Title: Director


                         RAMSAY HEALTH CARE, INC.


                         By: /s/ Carol C. Lang
                             ---------------------------
                           Name:  Carol C. Lang
                           Title: Executive Vice President

                                                                       EXHIBIT A


THIS NOTE IS SUBORDINATED PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN, SECTION 4 OF THAT CERTAIN JUNIOR SUBORDINATED NOTE PURCHASE AGREEMENT, DATED AS OF MARCH 25, 1997, BETWEEN RAMSAY HEALTH CARE, INC. AND PAUL RAMSAY HOSPITALS PTY. LIMITED, AS AMENDED OR MODIFIED FROM TIME TO TIME.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THIS NOTE MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE MAKER OR THE PAYEE OF THIS NOTE THAT SUCH REGISTRATION IS NOT REQUIRED.


                            RAMSAY HEALTH CARE, INC.


Junior Subordinated Promissory Note Due September 30, 2006


$5,000,000 plus Capitalized Interest           March 25, 1998



          FOR VALUE RECEIVED, RAMSAY HEALTH CARE, INC., a Delaware corporation ("RHCI" or the "Maker"), hereby promises to pay to the order of PAUL RAMSAY HOLDINGS PTY. LIMITED, an Australian corporation (as the payee hereof and together with its successors and all other holder or holders hereof, the "Payee"), at the offices of the Payee (or at such other place as may be designated by the Payee), a principal amount of the sum of (i) FIVE MILLION DOLLARS ($5,000,000) or, if less, the unpaid principal amount of all Loans (as defined in the Junior Subordinated Note Purchase Agreement dated as of the date hereof among the Maker and the Payee (as amended, modified or supplemented from time to time, the "Note Purchase Agreement")) made pursuant to the Note Purchase Agreement, in lawful money of the United States of America and (ii) all Capitalized Interest (as defined below). Any principal amount repaid hereunder may not be reborrowed.

          This Junior Subordinated Promissory Note (this "Note") is the promissory note referred to in the Note Purchase Agreement, and is entitled to all of the benefits thereof.

          (a) Maturity. The entire unpaid principal amount of this Note,
              --------
together with any outstanding accrued and unpaid interest thereon, shall be due and payable on September 30, 2006 (the "Maturity Date").

          (b) Interest. The Maker hereby promises to pay interest on the unpaid
              --------
principal amount hereof in lawful money of the United States of America at the offices of the Payee (or at such other place as may be designated by the Payee), from the date hereof until paid, at a rate equal to the Interest Rate (as defined below). Such interest shall be capitalized and added to the unpaid principal balance of this Note (such interest being herein referred to as "Capitalized Interest"), and the amount of Capitalized Interest attributable to such unpaid interest shall be due on the Maturity Date, but shall otherwise bear interest at the foregoing rate per annum until paid and be payable quarterly in arrears on the first Business Day of each March, June, September and December; provided, however, that from and after the date which is the later to occur of
--------  -------
(x) the date of the repayment in full of all indebtedness and other amounts due under the Bridge Note Purchase Agreement and under the Bridge Notes and (y) the date which is twelve (12) months from the date hereof, such interest shall not be capitalized and added to the unpaid principal balance of this Note, but shall be payable in arrears on the first Business Day of each March, June September and December so long as Maker complies with the requirements set forth in clauses (i) through (iv) of the Senior Credit Agreement as in effect on the date hereof and so long as no Senior Default has occurred and is continuing, provided further that if the foregoing conditions are not met, such interest shall be capitalized and added to the unpaid principal balance as Capitalized Interest. For purposes hereof, "Interest Rate" shall mean the sum of (a) the interest rate, then in effect, as set forth in Section 2.01(a) of the Bridge Note Purchase Agreement plus (b) one-half of one percent (1/2%); provided, however,
                                                            --------  -------
that if the Bridge Notes are paid in full, "Interest Rate" shall mean twelve and one-half percent (12 1/2%).

          The Maker hereby also promises to pay on demand interest on any amounts of overdue principal and (to the extent permitted by law) on any amounts of overdue interest (exclusive of Capitalized Interest) from the due date thereof until the obligations of the Maker with respect to the payment thereof shall be discharged, at a rate of fourteen percent (14%) per annum.

          (c) Events of Default. Subject to Section 4 of the Note Purchase
              -----------------
Agreement, the Payee shall have the right, without demand or notice, to accelerate this Note and to declare the entire unpaid balance hereof and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note if any of the following events (each an "Event of Default") shall occur: (a) RHCI or any of its wholly-owned subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or partnership action to authorize any of the foregoing; (b) an involuntary case or other proceeding shall be commenced against RHCI or any of its wholly-owned subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against RHCI or any of its wholly-owned subsidiaries under the federal bankruptcy laws as now or hereafter in effect; (c) the Maker shall fail to pay any amount owing hereunder when due and such failure shall continue for a period of five (5) business days after receipt of written notice thereof from the Payee, (d) any representation, warranty or statement made by any party herein or in the Note Purchase Agreement or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which it was made or deemed made or (e) the acceleration of the maturity of the Senior Indebtedness (as defined in Section 4 of the Note Purchase Agreement); provided, however, that upon the occurrence of any Event of
                     --------  -------
Default described in clauses (a) or (b) above, the entire unpaid balance hereof and the obligations evidenced hereby shall automatically become due and payable without any declaration or other action being made or taken by the Payee; and provided further that any acceleration of the maturity of this Note pursuant to
-------- -------
this Section 3 as a result of the acceleration of the maturity of the Senior Indebtedness shall be automatically rescinded and annulled if all defaults on the Senior Indebtedness are cured or waived or such acceleration of the maturity of the Senior Indebtedness is otherwise rescinded or annulled.

          (d) Voluntary and Mandatory Prepayments.  Subject to Section 4 of the
              -----------------------------------
Note Purchase Agreement, the Maker shall have the right to prepay the Loans made pursuant to the Note Purchase Agreement in whole or in part, without premium or penalty, pursuant to Section 1.07(a) of the Note Purchase Agreement. In addition, this Note is subject to mandatory prepayment as provided in Section 1.07(b) of the Note Purchase Agreement.

          (e) Miscellaneous. This Note shall be governed by and construed in
              -------------
accordance with the laws of the State of New York, without regard to any conflict of laws principles which would apply the laws of any other jurisdiction, and shall be binding upon the successors of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. No delay or failure by the Payee in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of the Payee are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Payee of any breach or default under this Note or any such waiver of any provision or condition of this Note must be in writing and shall be effective only to the extent in such writing specifically set forth. The Maker agrees to pay to the Payee all expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Payee in the administration, enforcement and collection of this Note. Whenever any payment or action to be made or taken under this Note shall be stated to be due on a day which is not a business day, such payment or action shall be made or taken on the next following business day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          (f) Notices.  All communications provided for hereunder shall be in
              -------
writing and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth below:

                                                                               5
          If to the Maker:

          Columbus Center
          One Alhambra Plaza,
          Suite 750
          Coral Gables, Florida 33134
          Attention:  President

          Telecopy No.:  (305) 569-4647

          If to the Payee:

          154 Pacific Highway, 9th Floor
          St. Leonards NSW 2065
          Australia
          Attention:  Secretary

          Telecopy:  011-612-94-333-462


                            *          *          *

   IN WITNESS WHEREOF, the Maker has caused this instrument to be duly executed and delivered as of the date first above written.


                         RAMSAY HEALTH CARE, INC.


                         By: /s/ Carol C. Lang
                             ---------------------------
                             Name:  Carol C. Lang
                             Title: Executive Vice President